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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 15, 1996


                     Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                         33-96500              41-1492786
- ------------------------------      ----------------      --------------------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
          Incorporation)                   Number)         Identification No.)



       6000 Clearwater Drive                                 55343
       Minnetonka, Minnesota                          ------------------
(Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (612) 984-0979
                                                           ---------------

                                    No change
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         Item 5.  Other Events

         Filing of Financial Guaranty Insurance Company
         Financials and Consent of Experts

                  The December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company that are included in the Prospectus Supplement of Access Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Series 1996-2 dated May 15, 1996 have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.4.

                  The December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company are attached hereto as Exhibit 99.3.


         Item 7.  Financial Statements and Exhibits

                    (c)    Exhibits

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.                Description
- ----------                 -----------
23.4                       Consent of KPMG Peat Marwick LLP with respect to
                           inclusion of the December 31, 1995 and 1994
                           financial statements of Financial Guaranty Insurance
                           Company.

99.3                       Financial Guaranty Insurance Company December 31,
                           1995 and 1994 Financials.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CARGILL FINANCIAL SERVICES CORPORATION
                           as Sponsor and on behalf of Access Financial Mortgage Loan Trust 1996-2
                         Registrant




                          By: /s/ Jeffrey A. Hilligoss
                              ----------------------------
                              Name:   Jeffrey A. Hilligoss
                              Title:  Vice President



Dated:  May 21, 1996






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                                  Exhibit Index

                             Description of Exhibit

EXHIBIT NO.                DESCRIPTION
- -----------                ------------
23.4                       Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of
                           Financial Guaranty Insurance Company.


99.3                       Financial Guaranty Insurance Company December 31, 1995 and
                           1994 Financials



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